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                                                                   Exhibit 10.12

                     THIRD AMENDMENT TO SETTLEMENT AGREEMENT


         This THIRD AMENDMENT TO SETTLEMENT AGREEMENT (this "AMENDMENT") is made and entered into as of the 6th day of January, 1999, by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MARRIOTT"), PATRIOT AMERICAN HOSPITALITY, INC., a Delaware corporation ("PAH"), and WYNDHAM INTERNATIONAL, INC., a Delaware corporation (collectively with PAH, "PATRIOT").

                              PRELIMINARY STATEMENT

         A. The parties hereto executed that certain Settlement Agreement dated the 27th day of May, 1998, as amended by that certain First Amendment to Settlement Agreement dated the 26th day of August, 1998, and as further amended by that certain Second Amendment to Settlement Agreement dated as of October 29, 1998 (collectively, the "SETTLEMENT AGREEMENT").

         B. The Merger contemplated by the Settlement Agreement was consummated on June 2, 1998 and, as a result thereof, Patriot and Wyndham are direct or indirect successors in interest to Interstate.

         C. The parties hereto desire to further amend the Settlement Agreement in certain respects as contained herein.

         NOW THEREFORE, in consideration of the mutual premises, obligations, covenants and agreements herein contained and contained in the Settlement Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. DEFINITIONS. Except as specifically defined herein, all capitalized terms used herein shall have the definitions provided in the Settlement Agreement.

         2. DIVESTITURE CONSUMMATION EXTENSION. The reference to January 29, 1999 in the first sentence of the second paragraph of Section 5.11 of the Settlement Agreement is hereby amended to be the earlier of (i) March 30, 1999 or (ii) 23 calendar days after Marriott receives notice from Patriot, or Patriot receives notice from Marriott, that such party has elected to accelerate such date.

         3. NO OTHER CHANGES. Except as specifically amended herein, the Settlement Agreement remains in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute one and the same instrument.


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         5. NOTICE. Notice hereunder shall be given by facsimile, with original by overnight delivery, to the parties as set forth below. Notice shall be deemed given when received (if sent by facsimile).

If to Marriott:

         Steven P. Joyce
         Marriott Lodging
         Marriott Drive, Dept. 929
         Washington, DC 20058
         Phone: (301) 380-2423
         Fax: (301) 380-2778

With a copy to:

         Michael D. Schecter, Esq.
         Marriott International, Inc.
         Marriott Drive, Dept. 52/923
         Washington, DC 20058
         Phone: (301) 380-6256
         Fax: (301) 380-6727

If to Patriot:

         William W. Evans III
         Patriot American Hospitality
         590 Madison, 22nd Floor
         New York, NY 10022
         Phone: (212) 521-1482
         Fax: (212) 355-7772

With a copy to:

         Robert S. Insolia, Esq.
         Goodwin, Procter & Hoar LLP
         599 Lexington Avenue, 40th Floor
         New York, NY 10022
         Phone: (212) 813-8888
         Fax: (212) 355-3333


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                  IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to execute this Amendment as of the day and year first written above.

ATTEST:                                MARRIOTT INTERNATIONAL, INC.,
                                       a Delaware corporation


                                       By:                                [Seal]
                                          --------------------------------------
                                            Name:
                                            Title:


                                       PATRIOT AMERICAN HOSPITALITY, INC.,
                                       a Delaware corporation


                                       By:                                [Seal]
                                          --------------------------------------
                                            Name:
                                            Title:


                                       WYNDHAM INTERNATIONAL, INC.,
                                       a Delaware corporation


                                       By:                                [Seal]
                                          --------------------------------------
                                            Name:
                                            Title:




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